MOODY NATIONAL REIT I, INC. 8-K
EXHIBIT 10.9

INDEMNITY AND GUARANTY AGREEMENT

THIS INDEMNITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of November 7, 2012, by MOODY NATIONAL REIT I, INC., a Maryland corporation, MOODY NATIONAL OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership, and BRETT C. MOODY, an individual (collectively, “Indemnitor”), each with an address of 6363 Woodway, Suite 110, Houston, Texas 77057 in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST  2006-LDP9, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP9 (“Lender”), whose address is c/o Midland Loan Services, 10851 Mastin, Suite 300, Overland Park, Kansas 66210.

W I T N E S S E T H:

WHEREAS, Lender is the owner and holder of a loan to Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, LLC, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC, and Miriam Hotel Houston, LLC, each a Texas limited liability company, jointly and severally as tenants in common (collectively, “Original Borrower”) in the original principal amount of $7,500,000.00 (the “Loan”), evidenced by that certain Promissory Note (the “Note) dated as of November 17, 2006 (the “Original Closing Date”), made by Original Borrower for the benefit of ARCS Commercial Mortgage Co., L.P., a California limited partnership (“Original Lender”).  The Note is secured by, among other things, that certain Deed of Trust and Security Agreement dated as of the Original Closing Date (the “Mortgage”), made by Original Borrower in favor of Original Lender, encumbering Original Borrower’s interest in and to certain real property more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (said real property, buildings, structures and other improvements together with all other properties, rights and interests now or at any time hereafter securing the payment of the Note, being hereinafter collectively referred to as the “Property”) and by other documents and instruments (the Note, the Mortgage and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Original Loan Documents”); and

WHEREAS, Lender has agreed to consent to a transfer of the Property from Original Borrower to Moody National Wood-Hou Holding, LLC, a Delaware limited liability company (“Borrower”), the assumption of the Loan by Borrower, the transfer of certain personal property related to the operation of the Property and Borrower’s lease of the Property to Moody National Wood-Hou MT, LLC, a Delaware limited liability company (collectively, the “Transfer”) under the terms of certain consent documents, instruments and agreements, including but not limited to, that certain Consent, Modification and Assumption Agreement with Release dated the date hereof by and among Lender, Original Borrower, Indemnitor and others (collectively, the “Assumption Documents”), subject, however, to Indemnitors’ execution and delivery of this Agreement.  As used herein, the term “Loan Documents” shall mean the Original Loan Documents, the Assumption Documents and any other documents, instruments and agreements given by Borrower, Original Borrower or others and accepted by Lender or Original Lender for the purposes of the Transfer or of evidencing, securing, or guaranteeing the Loan; and

WHEREAS, as a condition to Lender’s consent to the Transfer, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Note and the Mortgage; and

WHEREAS, Indemnitor is an affiliate of and the ultimate owner of a beneficial interest in Borrower, Lender’s consent to the Transfer is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Note and the Mortgage.

NOW, THEREFORE, to induce Lender to consent to the Transfer and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:

1. INDEMNITY AND GUARANTY.  INDEMNITOR HEREBY ASSUMES LIABILITY FOR, HEREBY GUARANTEES PAYMENT TO LENDER OF, HEREBY AGREES TO PAY, PROTECT, DEFEND AND SAVE LENDER HARMLESS FROM AND AGAINST, AND HEREBY INDEMNIFIES LENDER FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES), CAUSES OF ACTION, SUITS, CLAIMS, DEMANDS AND JUDGMENTS OF ANY NATURE OR DESCRIPTION WHATSOEVER (COLLECTIVELY, “COSTS”) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR AWARDED AGAINST LENDER AS A RESULT OF:

(a) PROCEEDS PAID UNDER ANY INSURANCE POLICIES (OR PAID AS A RESULT OF ANY OTHER CLAIM OR CAUSE OF ACTION AGAINST ANY PERSON OR ENTITY) BY REASON OF DAMAGE, LOSS OR DESTRUCTION TO ALL OR ANY PORTION OF THE PROPERTY, TO THE FULL EXTENT OF SUCH PROCEEDS NOT PREVIOUSLY DELIVERED TO LENDER, BUT WHICH, UNDER THE TERMS OF THE LOAN DOCUMENTS, SHOULD HAVE BEEN DELIVERED TO LENDER;

(b) PROCEEDS OR AWARDS RESULTING FROM THE CONDEMNATION OR OTHER TAKING IN LIEU OF CONDEMNATION OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OF THEM, TO THE FULL EXTENT OF SUCH PROCEEDS OR AWARDS NOT PREVIOUSLY DELIVERED TO LENDER, BUT WHICH, UNDER THE TERMS OF THE LOAN DOCUMENTS, SHOULD HAVE BEEN DELIVERED TO LENDER;

(c) ALL TENANT SECURITY DEPOSITS OR OTHER REFUNDABLE DEPOSITS PAID TO OR HELD BY BORROWER OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH LEASES OF ALL OR ANY PORTION OF THE PROPERTY WHICH ARE NOT APPLIED IN ACCORDANCE WITH THE TERMS OF THE APPLICABLE LEASE OR OTHER AGREEMENT;

(d) RENT AND OTHER PAYMENTS RECEIVED FROM TENANTS UNDER LEASES OF ALL OR ANY PORTION OF THE PROPERTY PAID MORE THAN ONE (1) MONTH IN ADVANCE;

(e) RENTS, ISSUES, PROFITS AND REVENUES OF ALL OR ANY PORTION OF THE PROPERTY RECEIVED OR APPLICABLE TO A PERIOD AFTER ANY EVENT OF DEFAULT OR ANY OTHER BREACH WHICH WITH THE GIVING OF NOTICE AND PASSAGE OF TIME WOULD CONSTITUTE AN EVENT OF DEFAULT UNDER THE LOAN DOCUMENTS WHICH ARE NOT EITHER APPLIED TO THE ORDINARY AND NECESSARY EXPENSES OF OWNING AND OPERATING THE PROPERTY OR PAID TO LENDER;

(f) DAMAGE TO THE PROPERTY AS A RESULT OF THE INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE OF BORROWER OR ANY OF ITS PRINCIPALS, OFFICERS OR GENERAL PARTNERS, MANAGERS OR MEMBERS, OR ANY AGENT OR EMPLOYEE OF ANY SUCH PERSONS, OR ANY REMOVAL OF THE PROPERTY IN VIOLATION OF THE TERMS OF THE LOAN DOCUMENTS, TO THE FULL EXTENT OF THE LOSSES OR DAMAGES ACTUALLY INCURRED BY LENDER ON ACCOUNT OF SUCH DAMAGE OR REMOVAL;

(g) FAILURE BY BORROWER TO PAY ANY VALID TAXES, ASSESSMENTS, MECHANIC’S LIENS, MATERIALMEN’S LIENS OR OTHER CLAIMS WHICH COULD CREATE LIENS ON ANY PORTION OF THE PROPERTY, ACCRUING PRIOR TO THE DATE LENDER ACQUIRES ACTUAL POSSESSION AND CONTROL OF THE PROPERTY, WHICH WOULD BE SUPERIOR TO THE LIEN OR SECURITY TITLE OF THE MORTGAGE OR THE OTHER LOAN DOCUMENTS, TO THE FULL EXTENT OF THE AMOUNT CLAIMED BY ANY SUCH LIEN CLAIMANT;

(h) ALL OBLIGATIONS AND INDEMNITIES OF BORROWER UNDER THE LOAN DOCUMENTS RELATING TO HAZARDOUS OR TOXIC SUBSTANCES OR COMPLIANCE WITH ENVIRONMENTAL LAWS AND REGULATIONS TO THE FULL EXTENT OF ANY LOSSES OR DAMAGES (INCLUDING THOSE RESULTING FROM DIMINUTION IN VALUE OF ANY PROPERTY) INCURRED BY LENDER AS A RESULT OF THE EXISTENCE OF SUCH HAZARDOUS OR TOXIC SUBSTANCES OR FAILURE TO COMPLY WITH ENVIRONMENTAL LAWS OR REGULATIONS;

(i) FOR FRAUD OR MATERIAL MISREPRESENTATION BY ANY ONE OR MORE OF THE FOLLOWING: (1) BORROWER; (2) ANY GUARANTOR OR ANY INDEMNITOR; (3) ANY PRINCIPALS, OFFICERS, GENERAL PARTNERS, MANAGERS, MEMBERS OR ANY BENEFICIAL OWNERS OF ANY OF THE PARTIES DESCRIBED IN THIS SUBSECTION; (4) ANY AGENT, EMPLOYEE OR OTHER PERSON AUTHORIZED OR APPARENTLY AUTHORIZED TO MAKE STATEMENTS OR REPRESENTATIONS ON BEHALF OF ANY OF THE PARTIES DESCRIBED IN THIS SUBSECTION, IN EACH CASE, TO THE FULL EXTENT OF ANY LOSSES, DAMAGES AND EXPENSES OF LENDER ON ACCOUNT THEREOF;

(j) ANY AMOUNTS PAID UNDER LEASES CONTAINING EARLY LEASE TERMINATION OPTIONS OR OTHERWISE PAID BY ANY TENANT(S) IN CONSIDERATION OF AN EARLY TERMINATION OF ANY LEASE AND NOT DELIVERED TO LENDER TO BE HELD IN ACCORDANCE WITH THE MORTGAGE;

(k) THE LOSS OF THE PROPERTY’S CURRENT STATUS AS A LEGAL NON-CONFORMING USE UNDER LOCAL ZONING ORDINANCES, TO THE FULL EXTENT OF ANY LOSSES, DAMAGES AND EXPENSES OF LENDER ON ACCOUNT THEREOF; AND

(l) ANY FAILURE TO COMPLETE PIP REPAIRS (AS DEFINED IN THE ASSUMPTION DOCUMENTS) FOR WHICH LENDER HAS MADE AN ADVANCE DEPOSIT TO ANY CONTRACTOR AND/OR VENDOR FROM THE PIP RESERVE (AS DEFINED IN THE ASSUMPTION DOCUMENTS).

INDEMNITOR ACKNOWLEDGES THAT SECTION 1.06 OF THE NOTE DESCRIBES CIRCUMSTANCES WHEREIN THE ENTIRE INDEBTEDNESS EVIDENCED BY THE NOTE AND THE OTHER OBLIGATIONS OF BORROWER UNDER THE LOAN DOCUMENTS WOULD BECOME FULLY RECOURSE TO BORROWER. IF SUCH CIRCUMSTANCES SHOULD OCCUR THEN INDEMNITOR SHALL ADDITIONALLY BE DIRECTLY AND PRIMARILY LIABLE, ON A JOINT AND SEVERAL BASIS, FOR THE ENTIRE INDEBTEDNESS EVIDENCED BY THE NOTE AND FOR ALL OF BORROWER’S OBLIGATIONS UNDER THE LOAN DOCUMENTS AND SUCH INDEBTEDNESS AND OBLIGATIONS SHALL BE INCLUDED WITHIN THE TERM “COSTS” HEREUNDER.

This is a guaranty of payment and performance and not of collection.  The liability of Indemnitor under this Agreement shall be absolute, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan.  Indemnitor waives any right to require that an action be brought against Borrower or any other person or to require that resort be made to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person.  In the event, on account of Title 11, United States Code (“Bankruptcy Code”), or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any Costs as provided in the Loan Documents, Indemnitor shall nevertheless be fully liable for such Costs.  In the event of an Event of Default under the Loan Documents, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.  If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

2. Indemnification Procedures.

(a) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder.  Lender shall have the right, at the expense of Indemnitor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof.  In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability.  The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, attorneys’ fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided.  Lender’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

(b) Indemnitor shall not, without the prior written consent of Lender:

(i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or

(ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

(c) All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice.  In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

3. Reinstatement of Obligations.  If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

4. Waivers by Indemnitor.  To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:

(a) Any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitor hereunder;

(b) Intentionally deleted;

(c) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(d) Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(e) Any defense based upon an election of remedies by Lender;

(f) Any right or claim of right to cause a marshalling of the assets of Indemnitor;

(g) Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

(h) Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;

(i) Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(j) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k) Any lack of commercial reasonableness in dealing with the collateral for the Loan;

(l) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(m) An assertion or claim that the automatic stay provided by Section 362 of the Bankruptcy Code (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;

(n) Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Code, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(o) Any action, occurrence, event or matter consented to by Indemnitor under Section 5(h) hereof, under any other provision hereof, or otherwise.

5. General Provisions.

(a) Fully Recourse.  All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability.

(b) Unsecured Obligations.  Indemnitor hereby acknowledges that Lender’s appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor’s indemnity set forth herein among the obligations secured by the Mortgage and the other Loan Documents and that Lender would not consent to the Transfer but for the unsecured personal liability undertaken by Indemnitor herein.  Indemnitor further hereby acknowledges that even though the representations, warranties, covenants or agreements of Indemnitor contained herein may be identical or substantially similar to representations, warranties, covenants or agreements of Borrower set forth in the Mortgage and secured thereby, the obligations of Indemnitor under this Agreement are not secured by the lien of the Mortgage or the security interests or other collateral described in the Mortgage or the other Loan Documents, it being the intent of Lender to create separate obligations of Indemnitor hereunder which can be enforced against Indemnitor without regard to the existence of the Mortgage or other Loan Documents or the liens or security interests created therein.

(c) Survival.  This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Mortgage or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

(d) No Subrogation; No Recourse Against Lender.  Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agrees with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

(e) Reservation of Rights.  Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

(f) Financial Statements.  Indemnitor hereby agrees, as a material inducement to Lender to consent to the Transfer, to furnish to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and liabilities of Indemnitor certified by Indemnitor, in form and substance acceptable to Lender. Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor.  Indemnitor further represents and covenants that, throughout the term of the Loan, Indemnitor shall not reduce or deplete its net worth or liquidity in an effort to avoid its obligations (or contingent obligations) under this Agreement.

(g) Rights Cumulative; Payments.  Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Mortgage and the other Loan Documents.  FURTHER, PAYMENTS MADE BY INDEMNITOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER’S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.

(h) No Limitation on Liability.  Indemnitor hereby consents and agrees that Lender may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration:  (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Mortgage or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Mortgage or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indenmitor’s obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

(i) Entire Agreement: Amendment; Severability.  This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters.  Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto.  If any provision under this Agreement or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(j) GOVERNING LAW; BINDING EFFECT; WAIVER OF ACCEPTANCE.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, EXCEPT TO THE EXTENT THAT THE APPLICABILITY OF ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.  This Agreement shall bind Indemnitor and the heirs, personal representatives, successors and assigns of Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns.  Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion.  Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitor.

(k) Notice.  All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided.  All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent.  By giving to the other party hereto at least fifteen (15) days’ prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

(l) No Waiver: Time of Essence: Business Day.  The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by the party to be bound.  This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance.  Time is of the essence hereof.  The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

(m) Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.  Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.  The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

(n) Captions for Convenience.  The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(o) Attorneys’ Fees.  In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to Lender any and all costs and expenses, including, without limitation, attorneys’ fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be. included in Costs.

(p) Successive Actions.  A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time.  No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(q) Reliance.  Lender would not consent to the Transfer without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(r) SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(1)           INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF TEXAS OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION PRESIDING OVER MONTGOMERY COUNTY, TEXAS, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (D) AGREES THAT INDEMNITOR WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TO THE FULLEST EXTENT PERMITTED BY LAW, INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, CITATION, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE INDEMNITOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5(k) HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(2)           INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

(s) Waiver by Indemnitor.

(1)           Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to Section 105 or any other provision of the Bankruptcy Code, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.

(2)           Indemnitor covenants and agrees that it shall not solicit or aid the solicitation of the filing of any Petition (as defined in the Mortgage) against the Borrower, whether acting on its own behalf or on behalf of any other party, including, without limitation: (i) providing information regarding the identity of creditors or the nature of creditors’ claims to any third party unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency; or (ii) paying the legal fees or expenses of any creditor of or interest holder in the Borrower with respect to any matter whatsoever.

(t) Joint and Several Liability.  Notwithstanding anything to the contrary herein, the representations, warranties, covenants, agreements and obligations made and undertaken by Indemnitor herein, and all representations, warranties, covenants, agreements, liability and obligations made or undertaken by other indemnitors or obligors (including Borrower) relative to the Loan, shall be joint and several.

6. Assignments by Lender.

(a) Lender may, without notice to, or consent of, Indemnitor, sell assign or transfer to or participate with any entity or entities all or any part of the indebtedness secured hereby, and each such entity or entities shall have the right to enforce the provisions of this Agreement and any of the other Loan Documents as fully as Lender, provided that Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Loan Documents as to so much of the indebtedness secured hereby that Lender has not sold, assigned or transferred.  In connection with the foregoing, Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Loan Documents or otherwise.

(b) In particular, Indemnitor acknowledges and agrees that Lender and its successors and assigns may (i) sell the indebtedness secured hereby, this Agreement and each of the other Loan Documents to one or more investors as a whole loan, (ii) participate the indebtedness secured hereby, in whole or in part, to one or more investors, (iii) deposit this Agreement and each of the Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sell the indebtedness secured hereby or any interest therein to investors (the transactions referred to in clauses (i) through (iv) are hereinafter each referred to as a “Secondary Market Transaction”).  In this regard, Indemnitor shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall be permitted to share such information with the investment banking firms, rating agencies, accounting firms, law firms, and other third-party advisory firms involved with the indebtedness secured hereby and the Loan Documents of the applicable Secondary Market Transaction.  It is understood that the information provided by Indemnitor to Lender may ultimately be incorporated into the offering documents for a Secondary Market Transaction and thus various investors may also have access to some or all of such information. Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Indemnitor.  Indemnitor shall execute and deliver to Lender and/or the prospective transferee such documentation, including but not limited to, any amendments, corrections, deletions or additions to the Note, this Agreement and the other Loan Documents as is required by Lender and/or the prospective transferee; provided however, that Indemnitor shall not be required to do anything that has the effect of (a) changing the essential economic terms of the indebtedness secured hereby as set forth in the Loan Documents; or (b) imposing greater personal liability in connection with the indebtedness secured hereby than that currently set forth in the Loan Documents.

7. Texas Statutory Waiver Provision.  To the maximum extent permitted by applicable law, the Indemnitor hereby waives all rights, remedies, claims and defenses based upon or related to Sections 51.003, 51.004 and 51.005 of the Texas Property Code to the extent the same pertains or may pertain to any enforcement of this Agreement.  Indemnitor further waives joinder of Borrower or any other guarantor in any suit or action to enforce this Agreement, in particular, and without in any way limiting the foregoing, Indemnitor waives any right (including, without limitation, each right created by the provisions of Chapter 34 of the Texas Business & Commerce Code, Chapter 17 of the Texas Civil Practice and Remedies Code, the Texas Rules of Civil Procedure or other applicable law) to require Lender to file suit against Borrower or any other guarantor or take any other action against Borrower or any other guarantor as a prerequisite to Lender’s taking any action or bringing any suit against Indemnitor under this Agreement.

8. SPECIFIC NOTICE.  IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS AGREEMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY INDEMNITOR OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER’S OWN NEGLIGENCE.

[No Further Text on this Page; Signature Page Follows]

2284840.3

IN WITNESS WHEREOF, Indemnitor, intending to be legally bound hereby, has duly executed this Agreement to be effective as of the date set forth in the first paragraph hereof.

INDEMNITOR:

MOODY NATIONAL OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership

By: Moody National REIT I, Inc.,
a Maryland corporation,
its general partner

By: /s/ Brett C. Moody_________
Name: Brett C. Moody
Title: President

MOODY NATIONAL REIT I, INC.,
a Maryland corporation

By: /s/ Brett C. Moody_________
Name: Brett C. Moody
Title: President

_/s/ Brett C. Moody________
BRETT C. MOODY

Signature Page
2284840.3

EXHIBIT A

Legal Description

Reserve A, Block 1, Final Plat of HOMEWOOD SUITES-SHENANDOAH, a subdivision in Montgomery County, Texas, according to map or plat thereof recorded in Volume N, Page 154 of the Map Records of Montgomery County, Texas.

Tax Parcel No.: 0389-00-02822

EXHIBIT A, Legal Description
2284840.3